FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       June 28, 2001
                                                       -------------

                          Caithness Coso Funding Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-83815                94-3328762
         --------                   ---------                ----------
 (State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)


   Coso Finance Partners             California              68-0133679
   Coso Energy Developers            California              94-3071296
   Coso Power Developers             California              94-3102796
   ---------------------             ----------              ----------
(Exact names of Registrants as     (State or other          (IRS Employer
  specified in their charters)     jurisdiction of        Identification No.)
                                    incorporation)


1114 Avenue of the Americas, 41st Floor, New York, New York     10036-7790
-----------------------------------------------------------     ----------
            (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code  (212) 921-9099
                                                         --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item  5.        Other Events.

     The Coso projects consist of three 80 MW geothermal power plants, called Navy I, BLM and Navy II (together, the "Coso Partnerships"), their transmission lines, wells, gathering system and other related facilities. The Coso projects are located near one another in the Mojave Desert approximately 150 miles northeast of Los Angeles, California, and have been generating electricity since the late 1980's. The Coso Partnerships sell 100% of the electrical energy generated at the plants to Southern California Edison ("Edison") under three long-term Standard Offer No. 4 power purchase agreements.

     Caithness Coso Funding Corp. ("Funding Corp.") is a single-purpose Delaware Corporation formed to issue senior secured notes ("Notes") for its own account and as an agent acting on behalf of the Coso Partnerships. On May 28, 1999, Funding Corp. sold $413,000,000 of senior secured notes. Pursuant to separate credit agreements between Funding Corp. and each partnership, the net proceeds from the offering of the Notes were loaned to the Coso Partnerships. Payment of the Notes is provided for by payments made by the Coso Partnerships to Funding Corp. under their respective project loans. Funding Corp. has no material assets, other than the project loans, and does not conduct any operations apart from issuing the Notes and making the project loans to the partnerships.

     As previously disclosed, the Coso Partnerships have entered into confidential settlement agreements (the "Settlement Agreements") with Southern California Edison ("Edison"). The Settlement Agreements resolved certain litigation between Edison and the Coso Partnerships and were subject to approval by the California Public Utilities Commission ("CPUC"). In December 2000, the CPUC approved the terms of the Settlement Agreements. Pursuant to CPUC approval, the Coso Partnerships and Edison have executed mutual releases of liability and have dismissed the litigation covered by the Settlement Agreements.

     The aggregate financial result of the settlements described above have not had a material financial effect on the Coso Partnerships or Caithness Coso Funding Corp.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Coso Partnerships to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of the Coso Partnerships. In connection with the safe harbor provisions of the Reform Act, the Coso Partnerships have identified important factors that could cause actual results to differ materially from such expectations, including resolution of the energy crisis in California, operating uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2001                    CAITHNESS COSO FUNDING CORP.,
                                        a Delaware corporation

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)


                                        COSO FINANCE PARTNERS
                                        a California general partnership

                                        By:  New CLOC Company, LLC,
                                                its Managing General Partner

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)


                                        COSO ENERGY DEVELOPERS
                                        a California general partnership

                                        By:  New CHIP Company, LLC,
                                                its Managing General Partner

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)


                                        COSO POWER DEVELOPERS
                                        a California general partnership

                                        By:  New CTC Company, LLC,
                                                its Managing General Partner

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)